SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 14, 2003


                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Texas                         0-11808                  59-2219994
----------------------------        -----------------        -------------------
(State or other jurisdiction        (Commission File         (IRS Employer
       incorporation)                    Number)             Identification No.)



    2225 E. Randol Mill Road Suite 305, Arlington, Texas       76011
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           (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code          817-633-9400
                                                   -----------------------------

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Item 4.  Change in Registrant's Certifying Account

a)(1)    Resignation of Independent Accountant

         (i) On February 10, 2003 the Registrant was informed by Weaver and Tidwell, L. L. P., that due to recent regulatory changes they were resigning as the independent accounting firm for the Company.

         (ii)     Weaver  and  Tidwell,  L.L.P.'s  reports  on the  Registrant's financial  statements  for  the  past  one-year  contained  no
                  adverse   opinion  or  disclaimer  of  opinion  and  were  not
                  qualified as to uncertainty, audit scope or accounting principles. However, Weaver and Tidwell's report on the financial statements for the years ended December 31, 2001 and 2000 included a going concern explanatory paragraph.

         (iii) There have been no disagreements with Weaver and Tidwell, L.L.P., on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through February 14, 2003, (the date of termination) which disagreement(s), if not resolved to Weaver and Tidwell, L.L.P.'s satisfaction would have caused Weaver and Tidwell, L.L.P. to make reference to the subject matter of the disagreement(s) in connection with its report.


                  (A)      that  the  internal   controls   necessary   for  the
                           Registrant to develop reliable financial statements did not exist;

                  (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                  (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or

                  (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
                           (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

                           A copy of Weaver and  Tidwell,  L.L.P.  letter to the
                           Securities  and  Exchange   Commission  is  filed  as
                           Exhibit 1 to this Form 8-K.

         (i)      As  of  this  filing,   Registrant   has  not  engaged  a  new
                  independent principal accountant to audit the Registrant's financial statements.

Item 7.  Financial Statements and Exhibits

         Exhibit Number    Description


         Exhibit  16.1     Letter  from  Weaver  and  Tidwell,   L.L.P.  to  the
                           Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MB Software Corporation
Date:  February 20, 2003
                                     /s/Scott A. Haire
                                    --------------------------------------------
                                    Scott A. Haire, Chairman of the Board, Chief
                                    Executive Officer
                                    And President (Principal Financial
                                    Officer)